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                                                                    EXHIBIT 23b

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-45779) and Form S-3 (File No. 333-74576) of Verizon New York Inc. of our report dated February 14, 2000 relating to the consolidated financial statements and the financial statement schedule as of December 31, 1999, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 20, 2002